FINANCIAL (EXPENSES) INCOME, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Financial expenses:
Interest, bank charges and fees	$ (211)	$ (219)	$ (211)
Exchange differences, net	(327)	0	(66)
Unwind of discount earn out liability		(118)	0
Total financial expenses	(538)	(337)	(277)
Financial income:
Exchange differences, net	0	34	0
Total financial income	0	34	0
Total financial expenses, net	$ (538)	$ (303)	$ (277)